MERRILL LYNCH
BASIC VALUE
FUND, INC.








FUND LOGO








Semi-Annual Report

December 31, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH BASIC VALUE FUND, INC.


TO OUR SHAREHOLDERS


A relatively benign economic environment created the backdrop for strong US stock and bond markets in 1996. Although expectations of an overheating economy sparked inflationary concerns at mid-year, business activity subsequently subsided back to a more moderate pace. As a result, equity and bond prices rebounded in the latter half of the year. Positive investor sentiment was further reinforced when the Federal Reserve Board kept monetary policy unchanged. The results of the US election were well-received by investors, and further enhanced the already positive investment outlook.

Highlighting the economic results as 1996 drew to a close were reports of a decline in the trade deficit in October and stronger industrial production. Underscoring the moderating growth trend were some signs of softening in the labor market, and initial indications suggested a respectable but unremarkable holiday selling season.

On balance, US economic fundamentals appear to be the most positive they have been for many years. However, as 1997 begins, the dilemma facing investors is how long the economic expansion can continue at a steady, noninflationary pace. At this late stage of the current economic recovery, investor expectations can quickly change from positive to negative with the release of surprising economic results. Therefore, continued reassurance of steady, noninflationary economic growth would be a very positive development for the stock and bond markets in the new year.

Portfolio Matters
Security purchases during the final quarter of 1996 amounted to $284 million, while equity sales were $222 million. New assets invested by shareholders in the Fund during the December quarter were $49 million, with total Fund assets approaching $8.6 billion at December 31, 1996. The Fund's cash position at year-end 1996 was 15.7% of net assets, down slightly from 16.8% at the close of the September quarter.

During the December quarter, we added to 20 existing holdings and established one new position in AT&T Corp. AT&T is a controversial company whose shares have lagged a strong stock market. The company has undergone major restructuring culminating with the year-end spin-off of NCR Corp., its failed attempt to enter the computer business. Also, there is strong and growing competition in its core long-distance market, and the company is spending heavily to pursue local phone business. We believe that most of these difficulties are already reflected in the stock price. At our entry price, the stock provided a well above-average 3.4% yield and a well below-average price/earnings ratio of about 12 times. We think the risk/reward ratio is favorable.

The major additions to established positions included Federated Department Stores, Inc., Ford Motor Co., Hercules, Inc., Ingersoll-Rand Co., ITT Corp. and Micron Technology, Inc. Each came under some price pressure during the volatile fourth quarter, which presented attractive buying opportunities.

On the sell side, we eliminated four positions and reduced 14 holdings. We had been gradually scaling out of Dean Witter, Discover & Co. and Student Loan Marketing Association in prior quarters, and eliminated the final positions in the fourth quarter. Both had been purchased when they were unpopular choices, and proved to be highly successful investments. The other two eliminations were spin-offs from Hanson PLC, Imperial Tobacco Group PLC and Millenium Chemicals, Inc. When we originally purchased Hanson we anticipated that the forthcoming spin-offs would lead to the sum-of-the-parts being worth more than the whole. Thus far, that has not been the case and we decided to sell the spin-offs which were very small positions, rather than add to them. Our largest partial sale was in Philip Morris Cos., Inc. The stock had an excellent price recovery from its summer lows, and we thought some profit-taking was prudent.

For the full year 1996, security purchases exceeded $1.6 billion, with security sales amounting to $817 million. Net new assets invested in the Fund for the year amounted to $893 million, and Fund assets increased by 30% from $6.6 billion at the end of 1995 to almost $8.6 billion at year-end 1996.

In Conclusion
Stock market returns in 1996 were far above historic norms and followed an extraordinarily strong 1995. Indeed, the two-year performance was the best in over 40 years. Most market forecasters have underestimated the strength of the past two years, and we also have been cautious for a considerable period of time. We expect increased volatility in 1997 and anticipate our trading activity could be higher than normal. As always, your Fund is priced conservatively relative to yield, price/earnings ratios and price/book value, an appropriate stance in the prevailing market environment.

Thank you for your investment in Merrill Lynch Basic Value Fund,
Inc., and we look forward to reviewing our outlook and strategy again in our upcoming quarterly report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Paul M. Hoffman)
Paul M. Hoffmann
Vice President and Portfolio Manager

January 9, 1997

PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
7/1/77-12/31/77                    $ 9.60      $ 9.91          --            --           + 3.23%
1978                                 9.91        9.61       $ 0.270       $ 0.490         + 4.65
1979                                 9.61       11.46         0.460         0.550         +31.24
1980                                11.46       12.46         0.940         0.600         +23.92
1981                                12.46       10.62         1.370         0.690         + 1.12
1982                                10.62       12.28         0.310         0.680         +28.25
1983                                12.28       14.31         0.920         0.610         +30.52
1984                                14.31       13.38         1.130         0.680         + 7.08
1985                                13.38       15.79         1.020         0.640         +32.17
1986                                15.79       17.06         0.860         0.580         +17.86
1987                                17.06       15.75         1.338         0.973         + 4.36
1988                                15.75       17.90         0.655         0.749         +22.73
1989                                17.90       19.94         0.226         0.872         +17.54
1990                                19.94       16.09         0.303         0.969         -13.07
1991                                16.09       19.36         0.272         0.772         +27.23
1992                                19.36       20.34         0.325         0.680         +10.36
1993                                20.34       23.37         0.726         0.702         +22.16
1994                                23.37       22.35         0.784         0.692         + 1.97
1995                                22.35       28.31         0.511         0.820         +32.90
1996                                28.31       31.00         1.392         0.805         +17.81
                                                            -------       -------
                                                      Total $13.812 Total $13.554

                                               Cumulative total return as of 12/31/96: +1,677.71%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/88-12/31/88                  $18.78      $17.89        $0.352        $0.361         - 0.91%
1989                                17.89       19.83         0.226         0.756         +16.33
1990                                19.83       16.01         0.303         0.781         -13.92
1991                                16.01       19.25         0.272         0.583         +25.91
1992                                19.25       20.21         0.325         0.481         + 9.24
1993                                20.21       23.19         0.726         0.484         +20.93
1994                                23.19       22.15         0.784         0.464         + 0.88
1995                                22.15       28.02         0.511         0.571         +31.60
1996                                28.02       30.63         1.392         0.510         +16.58
                                                             ------        ------
                                                       Total $4.891  Total $4.991

                                                 Cumulative total return as of 12/31/96: +155.42%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (continued)

Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/94-12/31/94                  $22.92      $22.07        $0.099        $0.329         - 1.81%
1995                                22.07       27.84         0.511         0.639         +31.59
1996                                27.84       30.38         1.392         0.540         +16.56
                                                             ------        ------
                                                       Total $2.002  Total $1.508

                                                  Cumulative total return as of 12/31/96: +50.60%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/94-12/31/94                  $23.19      $22.35        $0.099        $0.353         - 1.64%
1995                                22.35       28.29         0.511         0.770         +32.57
1996                                28.29       30.96         1.392         0.736         +17.50
                                                             ------        ------
                                                       Total $2.002  Total $1.859

                                                  Cumulative total return as of 12/31/96: +53.21%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Recent Performance Results
                                                                                      12 Month   3 Month
                                                    12/31/96    9/30/96   12/31/95    % Change   % Change
ML Basic Value Fund Class A Shares*                   $31.00     $29.52     $28.31    +14.76%(1) + 6.40%(2)
ML Basic Value Fund Class B Shares*                    30.63      29.12      28.02    +14.63(1)  + 6.59(2)
ML Basic Value Fund Class C Shares*                    30.38      28.89      27.84    +14.47(1)  + 6.58(2)
ML Basic Value Fund Class D Shares*                    30.96      29.48      28.29    +14.70(1)  + 6.41(2)
Dow Jones Industrial Average**                      6,448.27   5,882.17   5,117.12    +26.01     + 9.62
Standard & Poor's 500 Index**                         740.74     687.31     615.93    +20.26     + 7.77
ML Basic Value Fund Class A Shares--Total Return*                                     +17.81(3)  + 7.81(4)
ML Basic Value Fund Class B Shares--Total Return*                                     +16.58(5)  + 7.50(6)
ML Basic Value Fund Class C Shares--Total Return*                                     +16.56(7)  + 7.51(8)
ML Basic Value Fund Class D Shares--Total Return*                                     +17.50(9)  + 7.70(10)
Dow Jones Industrial Average--Total Return**                                          +29.49     +10.72
Standard & Poor's 500 Index--Total Return**                                           +22.98     + 8.34

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
 (1)Percent change includes reinvestment of $1.392 per share capital gains distributions.
 (2)Percent change includes reinvestment of $0.409 per share capital gains distributions.
 (3)Percent change includes reinvestment of $0.805 per share ordinary income dividends and $1.392 per share capital gains distributions.
 (4)Percent change includes reinvestment of $0.415 per share ordinary income dividends and $0.409 per share capital gains distributions.
 (5)Percent change includes reinvestment of $0.510 per share ordinary income dividends and $1.392 per share capital gains distributions.
 (6)Percent change includes reinvestment of $0.262 per share ordinary income dividends and $0.409 per share capital gains distributions.
 (7)Percent change includes reinvestment of $0.540 per share ordinary income dividends and $1.392 per share capital gains distributions.
 (8)Percent change includes reinvestment of $0.270 per share ordinary income dividends and $0.409 per share capital gains distributions.
 (9)Percent change includes reinvestment of $0.736 per share ordinary income dividends and $1.392 per share capital gains distributions.
(10)Percent change includes reinvestment of $0.379 per share ordinary income dividends and $0.409 per share capital gains distributions.

PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares


(5.25% current sales charge--$947.50 and net amount invested;
assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on July 1, 1977 to $16,843.80 on
December 31, 1996.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                       +17.81%        +11.63%
Five Years Ended 12/31/96                 +16.57         +15.32
Ten Years Ended 12/31/96                  +13.61         +13.00

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                       +16.58%        +12.58%
Five Years Ended 12/31/96                 +15.38         +15.38
Inception (10/21/88) through 12/31/96     +12.12         +12.12

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/96                       +16.56%        +15.56%
Inception (10/21/94)
through 12/31/96                          +20.51         +20.51

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                       +17.50%        +11.33%
Inception (10/21/94)
through 12/31/96                          +21.46         +18.51

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS
                                Shares                                                          Value     Percent of
Industry                         Held               Stocks                     Cost           (Note 1a)   Net Assets

Low Price to Book Value
Metals/Non-Ferrous            1,600,000    ASARCO Inc.                   $   40,877,630    $   39,800,000     0.5%
Savings & Loans               1,800,000    Ahmanson (H.F.) & Co.             34,142,422        58,500,000     0.7
Insurance                     2,500,000    American General Corp.            54,530,936       102,187,500     1.2
Insurance                       260,000    American National
                                           Insurance Co.                      9,749,442        19,175,000     0.2
Steel                         4,400,000  ++Bethlehem Steel Corp.             62,035,783        39,600,000     0.5
Restaurants                   3,900,000    Darden Restaurants, Inc.          36,505,674        34,125,000     0.4
Information Processing        1,570,000  ++Data General Corp.                21,268,247        22,765,000     0.3
Information Processing        3,400,000  ++Digital Equipment Corp.          134,953,667       123,675,000     1.4
Utilities--Electric           2,500,000    Entergy Corp.                     56,597,249        69,375,000     0.8
Retail                        3,000,000  ++Federated Deptartment
                                           Stores, Inc.                      84,116,174       102,375,000     1.2
Conglomerates                 5,200,000    Hanson PLC (ADR)*                 45,470,434        35,100,000     0.4
Entertainment                 2,400,000  ++ITT Corp.                         80,838,004       104,100,000     1.2
Insurance                     1,250,000    ITT Hartford Group Inc.           31,155,644        84,375,000     1.0
Chemicals                       400,000    Imperial Chemical
                                           Industries PLC (ADR)*             25,771,805        20,800,000     0.2
Paper & Forest Products       3,000,000    International Paper Co.           97,036,675       121,125,000     1.4
Insurance                     1,400,000    PartnerRe Holdings Ltd.           29,498,936        47,600,000     0.6
Trucking                      1,000,000    Scania AB (Class A) (ADR)*        28,093,817        24,125,000     0.3
Trucking                        500,000    Scania AB (Class B) (ADR)*        13,565,869        12,062,500     0.1
Beverages                     2,200,000    The Seagram Company Ltd.          73,951,621        85,250,000     1.0
Information Processing        3,400,000  ++Tandem Computers Inc.             42,086,495        46,750,000     0.5
Telecommunications            1,250,000    Telefonica de Espana S.A.
                                           (ADR)*                            38,741,080        86,562,500     1.0
Steel                         3,000,000    USX-US Steel Group                90,174,669        94,125,000     1.1
Savings & Loans                 750,000    Washington Mutual Savings
                                           Bank                              14,847,596        32,437,500     0.4
Banking                         200,000    Wells Fargo & Company             17,660,298        53,950,000     0.6
                                                                         --------------    --------------   ------
                                                                          1,163,670,167     1,459,940,000    17.0


Below-Average Price/Earnings Ratio


Insurance                     3,100,000    The Allstate Corp.                67,424,755       179,412,500     2.1
Banking                       2,500,000    Citicorp                          73,009,932       257,500,000     3.0
Farm & Construction
  Equipment                   4,500,000    Deere & Co.                       95,458,667       182,812,500     2.1
Chemicals                     1,275,000    du Pont (E.I.) de Nemours
                                           & Co.                             96,720,608       120,328,125     1.4
Automotive                    5,100,000    Ford Motor Co.                   137,047,905       162,562,500     1.9
Automotive                    2,900,000    General Motors Corp.             133,442,048       161,675,000     1.9
Chemicals                     2,000,000    Hercules Inc.                     42,469,747        86,500,000     1.0
Machinery                     2,400,000    Ingersoll-Rand Co.                82,689,726       106,800,000     1.2
Machinery                     3,000,000    ITT Industries Inc.               56,239,282        73,500,000     0.9
Information Processing        1,900,000    International Business
                                           Machines Corp.                   139,035,644       286,900,000     3.3
Semiconductors                2,650,000    Micron Technology, Inc.           81,124,140        77,181,250     0.9
Banking                       1,200,000    NationsBank Corp.                 46,863,800       117,300,000     1.4
Banking                       3,100,000    Norwest Corp.                     60,238,432       134,850,000     1.6
Tobacco                       1,250,000    Philip Morris Cos. Inc.           83,695,440       140,781,250     1.6
Electrical Equipment          3,500,000    Philips Electronics N.V.
                                           (ADR)*                            84,649,762       140,000,000     1.6
Retail                        3,400,000    Sears, Roebuck & Co.              77,459,405       156,825,000     1.8
Electronics                   1,500,000    Tektronix, Inc.                   58,632,719        76,875,000     0.9
Insurance                     3,200,000    Travelers Inc.                    59,158,024       145,200,000     1.7
Chemicals                     2,400,000    Union Carbide Corp.               75,165,781        98,100,000     1.2
Retail Apparel                4,250,000  ++Woolworth Corp.                   59,770,846        92,968,750     1.1
                                                                         --------------    --------------   ------
                                                                          1,610,296,663     2,798,071,875    32.6

SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                          Value     Percent of
Industry                         Held               Stocks                     Cost           (Note 1a)   Net Assets


Above-Average Yield
Telecommunications            2,800,000    AT&T Corp.                    $  105,960,062    $  121,800,000     1.4%
Oil--Domestic                   960,000    Atlantic Richfield Co.           100,625,359       127,200,000     1.5
Real Estate Investment
  Trust                         700,000    Avalon Properties, Inc.           14,323,869        20,125,000     0.2
Telecommunications            1,525,000    Bell Atlantic Corp.               74,012,340        98,743,750     1.2
Oil--International              950,731    The British Petroleum
                                           Co. PLC (ADR)*                    57,955,700       134,409,595     1.6
Utilities--Electric           1,400,000    CINergy Corp.                     36,103,137        46,725,000     0.5
Oil--International            2,275,000    Chevron Corp.                     89,811,207       147,875,000     1.7
Utilities--Electric           1,650,000    Consolidated Edison Co. of
                                           New York, Inc.                    39,941,210        48,262,500     0.6
Utilities--Electric             637,500    DPL Inc.                           6,204,369        15,618,750     0.2
Oil--International            2,100,000    Exxon Corp.                      134,198,915       205,800,000     2.4
Telecommunications            3,300,000    GTE Corp.                        107,131,875       150,150,000     1.7
Foods/Food Processing         1,450,000    General Mills, Inc.               67,972,787        91,893,750     1.1
Real Estate Investment
  Trust                         440,000    Irvine Apartment Communities,
                                           Inc.                               7,299,447        11,000,000     0.1
Real Estate Investment
  Trust                         820,000    Liberty Property Trust            16,038,839        21,115,000     0.2
Real Estate Investment
  Trust                         500,000    The Mills Corp.                   11,119,875        11,937,500     0.1
Oil--International            1,900,000    Mobil Corp.                      120,904,758       232,275,000     2.7
Utilities--Electric           1,200,000    NIPSCO Industries, Inc.           27,387,777        47,550,000     0.6
Oil--Domestic                 4,100,000    Occidental Petroleum Corp.        89,048,665        95,837,500     1.1
Utilities--Electric           1,900,000    PECO Energy Co.                   47,700,965        47,975,000     0.6
Utilities--Electric           1,800,000    Public Service Enterprise
                                           Group Inc.                        48,476,636        49,050,000     0.6
Oil--International            1,275,000    Royal Dutch Petroleum Co.
                                           (ADR)*                           102,034,053       217,706,250     2.5
Real Estate Investment
  Trust                       1,600,000    Simon DeBartolo Group,
                                           Inc. (a)                          35,365,609        49,600,000     0.6
Real Estate Investment
  Trust                         500,000    Summit Properties Inc.             9,407,600        11,062,500     0.1
Oil--International            1,600,000    Texaco Inc.                      106,280,936       157,000,000     1.8
Utilities--Electric           1,500,000    Texas Utilities Co.               51,841,315        61,125,000     0.7
Telecommunications            3,000,000    US West Communications
                                           Group                             77,072,443        96,750,000     1.1
                                                                         --------------    --------------   ------
                                                                          1,584,219,748     2,318,587,095    26.9

Special Situations


Pharmaceuticals               1,150,000    Bristol-Myers Squibb Co.          65,372,906       125,062,500     1.5
Oil Services & Equipment      2,450,000    Dresser Industries, Inc.          50,686,268        75,950,000     0.9
Capital Goods                 1,400,000    Eaton Corp.                       72,067,416        97,650,000     1.1
Pharmaceuticals               1,800,000    Merck & Co., Inc.                 57,303,898       142,650,000     1.7
Semiconductors                2,000,000    Texas Instruments, Inc.           99,369,049       127,500,000     1.5
Telecommunications            2,000,000  ++US West Media Group               29,542,902        37,000,000     0.4
Information Processing        5,600,000  ++Unisys Corp.                      60,913,547        37,800,000     0.4
Pharmaceuticals                 440,000    Zeneca Group PLC (ADR)*           12,980,000        36,960,000     0.4
                                                                         --------------    --------------   ------
                                                                            448,235,986       680,572,500     7.9

                                           Total Stocks                   4,806,422,564     7,257,171,470    84.4


SCHEDULE OF INVESTMENTS (continued)
                                Face                                                            Value       Percent
                               Amount               Issue                      Cost           (Note 1a)    Net Assets

Short-Term Securities
Commercial Paper**          $35,000,000    CIT Group Holdings, Inc.
                                           (The), 5.29% due 1/14/1997    $   34,927,997    $   34,927,997     0.4%
                                           CXC Inc.:
                             50,000,000      5.32% due 1/15/1997             49,889,167        49,889,167     0.6
                             25,000,000      5.32% due 1/17/1997             24,937,195        24,937,195     0.3
                             25,000,000    Ciesco L.P., 5.27% due
                                           1/07/1997                         24,974,382        24,974,382     0.3
                             52,327,000    Clipper Receivables Corp.,
                                           5.354% due 1/07/1997              52,272,565        52,272,565     0.6
                                           Corporate Receivables
                                           Corp.:
                             30,000,000      5.30% due 1/03/1997             29,986,750        29,986,750     0.3
                             21,000,000      5.30% due 1/10/1997             20,969,083        20,969,083     0.2
                             50,000,000      5.32% due 1/16/1997             49,881,778        49,881,778     0.6
                             58,980,000    Delaware Funding Corp.,
                                           5.50% due 1/10/1997               58,889,892        58,889,892     0.7
                                           du Pont (E.I.) de Nemours
                                           & Co.:
                             25,000,000      5.27% due 1/03/1997             24,989,021        24,989,021     0.3
                             50,000,000      5.26% due 1/07/1997             49,948,861        49,948,861     0.6
                             25,000,000    Eureka Securitization PLC,
                                           5.33% due 1/17/1997               24,937,077        24,937,077     0.3
                             52,975,000    Falcon Asset Securitization
                                           Corp., 5.30% due 1/16/1997        52,850,215        52,850,215     0.6
                             21,224,000    Fleet Funding Corp., 5.40%
                                           due 1/13/1997                     21,182,613        21,182,613     0.2
                             50,506,000    General Electric Capital
                                           Corp., 7.10% due 1/02/1997        50,486,078        50,486,078     0.6
                                           Goldman Sachs Group, L.P.:
                             44,000,000      5.42% due 1/06/1997             43,960,253        43,960,253     0.5
                             50,000,000      5.43% due 1/16/1997             49,879,333        49,879,333     0.6
                             50,000,000    IBM Credit Corp., 5.31% due
                                           1/07/1997                         49,948,375        49,948,375     0.6
                             85,000,000    International Securitization
                                           Corp., 5.34% due 1/17/1997        84,785,658        84,785,658     1.0
                             50,000,000    Lehman Brothers Holdings,
                                           Inc., 5.43% due 2/03/1997         49,743,583        49,743,583     0.6
                             25,000,000    Morgan Stanley Group, Inc.,
                                           5.32% due 1/14/1997               24,948,278        24,948,278     0.3
                             17,000,000    National Fleet Funding
                                           Corp., 5.40% due 1/24/1997        16,938,800        16,938,800     0.2
                                           Preferred Receivables
                                           Funding Corp.:
                             56,000,000      5.45% due 1/02/1997             55,983,044        55,983,044     0.6
                             62,100,000      5.45% due 1/03/1997             62,071,796        62,071,796     0.7
                             15,000,000    Procter & Gamble Company
                                           (The), 5.26% due 1/07/1997        14,984,658        14,984,658     0.2
                                           Riverwood Funding Corp.:
                             50,000,000      5.40% due 1/06/1997             49,955,000        49,955,000     0.6
                             50,000,000      5.31% due 1/14/1997             49,896,750        49,896,750     0.6
                             60,000,000      5.31% due 1/17/1997             59,849,550        59,849,550     0.7
                             40,000,000    Three Rivers Funding Corp.,
                                           5.48% due 1/10/1997               39,939,111        39,939,111     0.5
                             35,000,000    Xerox Corporation, 5.28%
                                           due 1/07/1997                     34,964,067        34,964,067     0.4
                                           Xerox Credit Corporation:
                             35,000,000      5.30% due 1/03/1997             34,984,542        34,984,542     0.4
                             14,000,000      5.28% due 1/10/1997             13,979,467        13,979,467     0.1
                                                                         --------------    --------------   ------
                                                                          1,307,934,939     1,307,934,939    15.2

SCHEDULE OF INVESTMENTS (concluded)
                                Face                                                            Value       Percent
                               Amount               Issue                      Cost           (Note 1a)    Net Assets


Short-Term Securities (concluded)
US Government &             $39,900,000    Federal Home Loan Bank,
Agency Obligations**                       5.21% due 1/02/1997           $   39,888,451    $   39,888,451     0.5%
                                 71,000    Federal Home Loan Mortgage
                                           Corp., 5.40% due 1/02/1997            70,979            70,979     0.0
                                                                         --------------    --------------   ------
                                                                             39,959,430        39,959,430     0.5

                                           Total Short-Term Securities    1,347,894,369     1,347,894,369    15.7

Total Investments                                                        $6,154,316,933     8,605,065,839   100.1
                                                                         ==============
Liabilities in Excess of Other Assets                                                          (9,998,710)   (0.1)
                                                                                           --------------   ------
Net Assets                                                                                 $8,595,067,129   100.0%
                                                                                           ==============   ======

  *American Depositary Receipts (ADR).
 **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)On August 12, 1996, Simon Property Group, Inc. merged with
   DeBartolo Realty Corp.
 ++Non-income producing security.

   See Notes to Financial Statements.



PORTFOLIO INFORMATION


                                    Percent of
Ten Largest Stock Holdings          Net Assets

International Business Machines Corp.   3.3%
Citicorp                                3.0
Mobil Corp.                             2.7
Royal Dutch Petroleum Co. (ADR)         2.5
Exxon Corp.                             2.4
Deere & Co.                             2.1
The Allstate Corp.                      2.1
Ford Motor Co.                          1.9
General Motors Corp.                    1.9
Texaco Inc.                             1.8


Portfolio Changes for the Quarter Ended
December 31, 1996

 Addition

 AT&T Corp.



 Deletions

 Dean Witter, Discover & Co.
*Imperial Tobacco Group PLC
*Millenium Chemicals, Inc.
 Student Loan Marketing Association

[FN]
*Received from the spin-off of Hanson PLC during the December quarter.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 1996
Assets:             Investments, at value (identified cost--$6,154,316,933) (Note 1a)                     $8,605,065,839
                    Cash                                                                                       1,413,968
                    Receivables:
                      Capital shares sold                                                $   19,001,154
                      Dividends                                                              12,506,678       31,507,832
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1d)                                         116,766
                                                                                                          --------------
                    Total assets                                                                           8,638,104,405
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                                22,889,449
                      Securities purchased                                                   11,125,150
                      Distributor (Note 2)                                                    3,566,932
                      Investment adviser (Note 2)                                             3,052,291       40,633,822
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     2,403,454
                                                                                                          --------------
                    Total liabilities                                                                         43,037,276
                                                                                                          --------------

Net Assets:         Net assets                                                                            $8,595,067,129
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         400,000,000 shares authorized                                                         $   13,389,378
                    Class B Shares of Common Stock, $0.10 par value,
                    400,000,000 shares authorized                                                             11,861,010
                    Class C Shares of Common Stock, $0.10 par value,
                    200,000,000 shares authorized                                                                889,881
                    Class D Shares of Common Stock, $0.10 par value,
                    200,000,000 shares authorized                                                              1,745,945
                    Paid-in capital in excess of par                                                       6,063,299,755
                    Accumulated investment loss on investments--net                                           (3,991,695)
                    Undistributed realized capital gains on investments--net                                  57,123,949
                    Unrealized appreciation on investments                                                 2,450,748,906
                                                                                                          --------------
                    Net assets                                                                            $8,595,067,129
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $4,150,495,596 and
                             133,893,784 shares outstanding                                               $        31.00
                                                                                                          ==============
                    Class B--Based on net assets of $3,633,595,939 and
                             118,610,101 shares outstanding                                               $        30.63
                                                                                                          ==============
                    Class C--Based on net assets of $270,356,600 and
                             8,898,806 shares outstanding                                                 $        30.38
                                                                                                          ==============
                    Class D--Based on net assets of $540,618,994 and
                             17,459,446 shares outstanding                                                $        30.96
                                                                                                          ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended December 31, 1996
Investment          Dividends (net of $1,009,439 foreign withholding tax)                                 $   93,514,313
Income              Interest and discount earned                                                              36,858,049
(Notes 1b & 1c):    Other                                                                                         91,402
                                                                                                          --------------
                    Total income                                                                             130,463,764
                                                                                                          --------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)          $   17,424,264
                    Investment advisory fees (Note 2)                                        16,403,217
                    Transfer agent fees--Class B (Note 2)                                     2,522,472
                    Transfer agent fees--Class A (Note 2)                                     2,420,384
                    Account maintenance and distribution fees--Class C (Note 2)               1,224,041
                    Account maintenance fees--Class D (Note 2)                                  606,303
                    Transfer agent fees--Class D (Note 2)                                       300,193
                    Registration fees (Note 1d)                                                 291,784
                    Printing and shareholder reports                                            223,621
                    Transfer agent fees--Class C (Note 2)                                       190,691
                    Accounting services (Note 2)                                                185,753
                    Custodian fees                                                              132,341
                    Professional fees                                                            40,930
                    Directors' fees and expenses                                                 20,206
                    Pricing fees                                                                    115
                    Other                                                                        57,834
                                                                                         --------------
                    Total expenses                                                                            42,044,149
                                                                                                          --------------
                    Investment income--net                                                                    88,419,615
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                        172,631,095
Unrealized Gain on  Change in unrealized appreciation on investments--net                                    528,743,743
Investments--Net                                                                                          --------------
(Notes 1c, 1e & 3): Net Increase in Net Assets Resulting from Operations                                  $  789,794,453
                                                                                                          ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six      For the Year
                                                                                          Months Ended         Ended
Increase (Decrease) in Net Assets:                                                      December 31, 1996  June 30, 1996
Operations:         Investment income--net                                               $   88,419,615   $  158,628,044
                    Realized gain on investments--net                                       172,631,095      327,014,797
                    Change in unrealized appreciation on investments--net                   528,743,743      639,253,232
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    789,794,453    1,124,896,073
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                              (100,659,426)     (83,171,240)
Shareholders          Class B                                                               (58,137,865)     (50,150,559)
(Note 1g):            Class C                                                                (4,393,794)      (2,265,975)
                      Class D                                                               (11,669,904)      (6,929,391)
                    Realized gain on investments--net:
                      Class A                                                              (170,767,565)     (63,214,864)
                      Class B                                                              (157,008,366)     (56,947,014)
                      Class C                                                               (10,983,674)      (2,332,735)
                      Class D                                                               (21,395,471)      (5,725,774)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (535,016,065)    (270,737,552)
                                                                                         --------------   --------------

Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                            817,585,144    1,092,277,977
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase in net assets                                          1,072,363,532    1,946,436,498
                    Beginning of period                                                   7,522,703,597    5,576,267,099
                                                                                         --------------   --------------
                    End of period*                                                       $8,595,067,129   $7,522,703,597
                                                                                         ==============   ==============

                   *Undistributed (accumulated) investment income (loss)--net            $   (3,991,695)  $   82,449,679
                                                                                         ==============   ==============
                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                       Class A
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         1996++       1996        1995         1994        1993
Per Share           Net asset value, beginning of period     $    30.22  $    26.44  $    23.17  $    23.31   $    20.57
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .41         .80         .74         .62          .71
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              2.56        4.31        4.01         .67         3.03
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               2.97        5.11        4.75        1.29         3.74
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.80)       (.76)       (.69)       (.70)        (.64)
                      Realized gain on investments--net           (1.39)       (.57)       (.79)       (.73)        (.36)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (2.19)      (1.33)      (1.48)      (1.43)       (1.00)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    31.00  $    30.22  $    26.44  $    23.17   $    23.31
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           10.37%+++   19.92%      21.67%       5.68%       19.03%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .55%*       .56%        .59%        .53%         .54%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        2.66%*      2.88%       3.19%       2.76%        3.48%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $4,150,496  $3,587,558  $2,834,652  $2,272,983   $2,023,078
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                            5.59%      13.94%      11.69%      21.79%       20.85%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid+++++        $    .0581  $    .0491          --          --           --
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                       Class B
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             December 31,           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         1996++       1996        1995         1994        1993
Per Share           Net asset value, beginning of period     $    29.76  $    26.08  $    22.87  $    23.04   $    20.35
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .25         .53         .53         .42          .53
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              2.52        4.23        3.93         .62         2.96
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               2.77        4.76        4.46        1.04         3.49
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.51)       (.51)       (.46)       (.48)        (.44)
                      Realized gain on investments--net           (1.39)       (.57)       (.79)       (.73)        (.36)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (1.90)      (1.08)      (1.25)      (1.21)        (.80)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    30.63  $    29.76  $    26.08  $    22.87   $    23.04
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            9.76%+++   18.71%      20.45%       4.61%       17.81%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.57%*      1.58%       1.61%       1.55%        1.56%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        1.64%*      1.86%       2.16%       1.75%        2.47%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $3,633,596  $3,288,963  $2,464,248  $1,744,704   $1,383,935
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                            5.59%      13.94%      11.69%      21.79%       20.85%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid+++++        $    .0581  $    .0491          --          --           --
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                               Class C                              Class D

                                                  For the                  For the     For the                  For the
The following per share data and ratios have        Six        For the     Period        Six        For the     Period
been derived from information provided in the      Months        Year      Oct. 21,     Months        Year      Oct. 21,
financial statements.                              Ended        Ended    1994++++ to    Ended        Ended    1994++++ to
                                                  Dec. 31,     June 30,    June 30,    Dec. 31,     June 30,    June 30,
Increase (Decrease) in Net Asset Value:            1996++        1996        1995       1996++        1996        1995
Per Share           Net asset value, beginning
Operating           of period                     $  29.56     $  25.98    $  22.92    $  30.16    $  26.41     $  23.19
Performance:                                      --------     --------    --------    --------    --------     --------
                    Investment income--net             .24          .55         .44         .37         .76          .50
                    Realized and unrealized
                    gain on investments and
                    foreign currency
                    transactions--net                 2.27         4.18        3.05        2.56        4.27         3.17
                                                  --------     --------    --------    --------    --------     --------
                    Total from investment
                    operations                        2.51         4.73        3.49        2.93        5.03         3.67
                                                  --------     --------    --------    --------    --------     --------
                    Less dividends and
                    distributions:
                      Investment income--net          (.30)        (.58)       (.33)       (.74)       (.71)        (.35)
                      Realized gain on
                      investments--net               (1.39)        (.57)       (.10)      (1.39)       (.57)        (.10)
                                                  --------     --------    --------    --------    --------     --------
                    Total dividends and
                    distributions                    (1.69)       (1.15)       (.43)      (2.13)      (1.28)        (.45)
                                                  --------     --------    --------    --------    --------     --------
                    Net asset value, end of
                    period                        $  30.38     $  29.56    $  25.98    $  30.96    $  30.16     $  26.41
                                                  ========     ========    ========    ========    ========     ========

Total Investment    Based on net asset value
Return: **          per share                        9.77%+++    18.69%      15.59%+++   10.21%+++   19.61%       16.23%+++
                                                  ========     ========    ========    ========    ========     ========

Ratios to Average   Expenses                         1.58%*       1.59%       1.66%*       .80%*       .81%         .87%*
Net Assets:                                       ========     ========    ========    ========    ========     ========
                    Investment income--net           1.62%*       1.83%       2.09%*      2.40%*      2.61%        2.88%*
                                                  ========     ========    ========    ========    ========     ========

Supplemental        Net assets, end of period
Data:               (in thousands)                $270,356     $211,787    $ 74,334    $540,619    $434,396     $203,033
                                                  ========     ========    ========    ========    ========     ========
                    Portfolio turnover               5.59%       13.94%      11.69%       5.59%      13.94%       11.69%
                                                  ========     ========    ========    ========    ========     ========
                    Average commission rate
                    paid+++++                     $  .0581     $  .0491          --    $  .0581    $  .0491           --
                                                  ========     ========    ========    ========    ========     ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the period.
                ++++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be withheld on interest, dividends, and capital gains at various rates.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction) the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(f) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's daily net assets at the following annual rates:
0.60% of the Fund's average daily net assets not exceeding $100 million; 0.50% of the Fund's average daily net assets in excess of $100 million but not exceeding $200 million; and 0.40% of average daily net assets in excess of $200 million.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees, which are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 1996, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD         MLPF&S

Class A                               $20,231       $270,333
Class D                               $59,589       $862,828

For the six months ended December 31, 1996, MLPF&S received contingent deferred sales charges of $1,755,544 and $53,208 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $48,100 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.


NOTES TO FINANCIAL STATEMENTS (concluded)


Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1996 were $808,590,036 and $371,161,497, respectively.

Net realized and unrealized gains as of December 31, 1996 were as follows:


                                   Realized      Unrealized
                                    Gains          Gains

Long-term investments           $172,631,095  $2,450,748,906
                                ------------  --------------
Total                           $172,631,095  $2,450,748,906
                                ============  ==============


As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $2,450,748,906, of which $2,535,792,521 related to appreciated securities and $85,043,615 related to depreciated securities. At December 31, 1996, the aggregate cost of investments for Federal income tax purposes was $6,154,316,933.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $817,585,144 and $1,092,277,977 for the six months ended
December 31, 1996 and for the year ended June 30, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        17,936,923   $530,377,841
Shares issued to shareholders
in reinvestment of dividends
and distributions                   8,257,275    243,407,144
                                 ------------   ------------
Total issued                       26,194,198    773,784,985
Shares redeemed                   (11,012,734)  (331,719,481)
                                 ------------   ------------
Net increase                       15,181,464   $442,065,504
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                        23,070,207   $665,661,352
Shares issued to shareholders
in reinvestment of dividends
and distributions                   4,785,871    131,186,394
                                 ------------   ------------
Total issued                       27,856,078    796,847,746
Shares redeemed                   (16,341,658)  (469,020,925)
                                 ------------   ------------
Net increase                       11,514,420   $327,826,821
                                 ============   ============


Class B Shares for the Six Months                   Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        12,633,251   $373,048,947
Shares issued to shareholders
in reinvestment of dividends
and distributions                   6,603,697    191,804,853
                                 ------------   ------------
Total issued                       19,236,948    564,853,800
Automatic conversion of
shares                               (578,804)   (17,701,273)
Shares redeemed                   (10,570,265)  (313,535,389)
                                 ------------   ------------
Net increase                        8,087,879   $233,617,138
                                 ============   ============


Class B Shares for the                              Dollar
Year Ended June 30, 1996              Shares        Amount

Shares sold                        34,258,281   $968,992,372
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,511,955     95,303,902
                                 ------------   ------------
Total issued                       37,770,236  1,064,296,274
Automatic conversion of
shares                             (1,370,936)   (38,128,704)
Shares redeemed                   (20,359,611)  (573,975,897)
                                 ------------   ------------
Net increase                       16,039,689   $452,191,673
                                 ============   ============


Class C Shares for the Six Months                   Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                         2,249,789   $ 65,864,866
Shares issued to shareholders
in reinvestment of dividends
and distributions                     485,970     14,024,176
                                 ------------   ------------
Total issued                        2,735,759     79,889,042
Shares redeemed                    (1,001,690)   (29,524,728)
                                 ------------   ------------
Net increase                        1,734,069   $ 50,364,314
                                 ============   ============


Class C Shares for the                              Dollar
Year Ended June 30, 1996              Shares        Amount

Shares sold                         6,142,278   $173,460,878
Shares issued to shareholders
in reinvestment of dividends
and distributions                     153,247      4,142,044
                                 ------------   ------------
Total issued                        6,295,525    177,602,922
Shares redeemed                    (1,991,553)   (56,032,695)
                                 ------------   ------------
Net increase                        4,303,972   $121,570,227
                                 ============   ============


Class D Shares for the Six Months                   Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                         3,050,260   $ 91,545,603
Automatic conversion of
shares                                571,138     17,701,273
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,008,878     29,701,013
                                 ------------   ------------
Total issued                        4,630,276    138,947,889
Shares redeemed                    (1,573,206)   (47,409,701)
                                 ------------   ------------
Net increase                        3,057,070   $ 91,538,188
                                 ============   ============


Class D Shares for the                              Dollar
Year Ended June 30, 1996              Shares        Amount

Shares sold                         7,412,646   $212,175,625
Automatic conversion of
shares                              1,355,250     38,128,704
Shares issued to shareholders
in reinvestment of dividends
and distributions                     412,739     11,332,508
                                 ------------   ------------
Total issued                        9,180,635    261,636,837
Shares redeemed                    (2,466,089)   (70,947,581)
                                 ------------   ------------
Net increase                        6,714,546   $190,689,256
                                 ============   ============

OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Paul M. Hoffmann, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863